UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2007

Service Corporation International

(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1929 Allen Parkway Houston, Texas	77019

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Sixth Supplemental Indenture
Seventh Supplemental Indenture
Registration Rights Agreement
Registration Rights Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.

     On April 9, 2007, Service Corporation International, a Texas corporation, (the “Company”), pursuant to a Purchase Agreement dated as of March 28, 2007 (the “Purchase Agreement”) among the Company and the initial purchasers named in Schedule A thereto (collectively, the “Initial Purchasers”), sold $400 million aggregate principal amount of unsecured senior notes, consisting of $200 million of 6.75% Senior Notes due 2015 (the “2015 Notes”) and $200 million of 7.50% Senior Notes due 2027 (the “2027 Notes” and, together with the 2015 Notes, the “Notes”) to the Initial Purchasers (the “Offerings”). The Company issued the Notes pursuant to the Indenture dated as of February 1, 1993 between the Company and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee, as supplemented by the Sixth Supplemental Indenture dated as of April 9, 2007 and the Seventh Supplemental Indenture dated as of April 9, 2007. The Company intends to use the net proceeds from the Offerings together with available cash to fund the closing of the tender offers for the Company’s 6.50% Notes due 2008 and 7.70% Notes due 2009. The Initial Purchasers will resell the Notes in private transactions in conformance with Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

     On April 9, 2007, in connection with the Offerings, the Company entered into two Registration Rights Agreements pursuant to which the Company agreed to file with the Securities and Exchange Commission registration statements relating to offers to exchange the Notes for issues of SEC-registered notes (the “Exchange Notes”) that evidence the same indebtedness and have terms identical to the Notes (except that the Exchange Notes will not be subject to restrictions on transfer).

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information provided in Item 1.01 is incorporated herein by reference.
Item 8.01. Other Events.

     On April 9, 2007, the Company issued a press release announcing that it had completed the Offerings.

     In connection with the completion of the Offering, the Company is filing certain exhibits as part of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

4.1	Sixth Supplemental Indenture dated as of April 9, 2007 between Service Corporation International and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee.

4.2	Form of 6.75% Senior Notes due 2015 (Included in Exhibit 4.1).

4.3	Seventh Supplemental Indenture dated as of April 9, 2007 between Service Corporation International and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee.

4.4	Form of 7.50% Senior Notes due 2027 (Included in Exhibit 4.3).

10.1	Registration Rights Agreement dated as of April 9, 2007 among Service Corporation International and the Initial Purchasers.

10.2	Registration Rights Agreement dated as of April 9, 2007 among Service Corporation International and the Initial Purchasers.

99.1	Press Release dated April 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2007	SERVICE CORPORATION INTERNATIONAL

By: /s/ James M. Shelger
Name: James M. Shelger
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

4.1	Sixth Supplemental Indenture dated as of April 9, 2007 between Service Corporation International and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee.

4.2	Form of 6.75% Senior Notes due 2015 (Included in Exhibit 4.1).

4.3	Seventh Supplemental Indenture dated as of April 9, 2007 between Service Corporation International and The Bank of New York Trust Company, N.A., as successor to The Bank of New York, as trustee.

4.4	Form of 7.50% Senior Notes due 2027 (Included in Exhibit 4.3).

10.1	Registration Rights Agreement dated as of April 9, 2007 among Service Corporation International and the Initial Purchasers.

10.2	Registration Rights Agreement dated as of April 9, 2007 among Service Corporation International and the Initial Purchasers.

99.1	Press Release dated April 9, 2007.